UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2016

REXNORD CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-35475	20-5197013
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

247 Freshwater Way, Suite 300 Milwaukee, Wisconsin (Address of principal executive offices)	53204 (Zip Code)

(414) 643-3739
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Fiscal 2017 Annual Meeting of Stockholders of Rexnord Corporation (the “Company”) on July 28, 2016 (the “2017 Annual Meeting”), the Company’s stockholders approved the amendment to, and restatement of, the Rexnord Corporation Performance Incentive Plan (the “Plan,” formerly known as the Rexnord Corporation 2012 Performance Incentive Plan), with such amendments effective as of May 18, 2016. In addition to changing the name of the Plan to the “Rexnord Corporation Performance Incentive Plan,” and increasing the number of shares of common stock available for future issuance under the Plan by 3,800,000 shares, the Plan, as amended, contains several changes that are intended to better align with current practices in equity compensation, as described in the Company’s Definitive Proxy Statement for the 2017 Annual Meeting (the “2017 Proxy Statement”) and its Current Report on Form 8-K, dated June 1, 2016.

The full text of the Plan, as amended and restated, was included as Appendix A to the 2017 Proxy Statement, which was filed with the Securities and Exchange Commission on June 10, 2016, and is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company held its 2017 Annual Meeting on July 28, 2016. The Company’s stockholders: (i) elected four directors to the Company’s Board of Directors to serve for three-year terms expiring in fiscal 2020; (ii) approved the amendment to, and restatement of, the Plan; and (iii) ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2017. There were 101,717,328 outstanding shares of the Company’s common stock eligible to vote as of May 31, 2016, the record date for the 2017 Annual Meeting.

The directors elected to the Company’s Board for terms expiring at the Annual Meeting in fiscal 2020, as well as the number of votes cast for, votes withheld and broker non-votes with respect to each of these individuals, are set forth below:

Director	Votes For	Votes Withheld	Broker Non-Votes
Mark S. Bartlett	96,942,158	1,098,415	1,380,294
David C. Longren	97,328,497	712,076	1,380,294
George C. Moore	73,180,342	24,860,231	1,380,294
John M. Stropki	96,926,111	1,114,462	1,380,294

The terms of office for the following directors continue until the Annual Meeting in the fiscal year set forth below:

Director	Term	Director	Term
Todd A. Adams	2019	Thomas D. Christopoul	2018
Theodore D. Crandall	2019	Paul W. Jones	2018
Robin A. Walker-Lee	2019	John S. Stroup	2018

The proposal to approve the amendment to, and restatement of, the Plan received the following votes:

Votes for approval:	71,866,246
Votes against:	24,145,532
Abstentions:	2,028,794
Broker Non-Votes:	1,380,295

The proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2017 received the following votes:

Votes for approval:	97,826,353
Votes against:	1,311,219
Abstentions:	283,294
Broker Non-Votes:	0

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description
10.1
Rexnord Corporation Performance Incentive Plan, as amended and restated (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement for its Fiscal 2017 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on June 10, 2016).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Rexnord Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 28th day of July 2016.

REXNORD CORPORATION

By:	/S/ Patricia M. Whaley
Name:	Patricia M. Whaley
Title:	Vice President, General Counsel and Secretary

Rexnord Corporation
Exhibit Index to Form 8-K

Exhibit No.	Description
10.1
Rexnord Corporation Performance Incentive Plan, as amended and restated (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement for its Fiscal 2017 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on June 10, 2016).